Exhibit A

Series of the Trust

Series	Effective Date
First Trust Income Opportunities ETF (FCEF)	September 28, 2016
First Trust Flexible Municipal High Income ETF (MFLX)	September 28, 2016
First Trust TCW Opportunistic Fixed Income ETF (FIXD)	February 13, 2017
First Trust TCW Unconstrained Plus Bond ETF (UCON)	May 29, 2018
First Trust Low Duration Strategic Focus ETF (LDSF)	December 18, 2018
FT Cboe Vest U.S. Equity Buffer ETF – August (FAUG)	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – August (DAUG)	November 1, 2019
FT Cboe Vest U.S. Equity Buffer ETF – November (FNOV)	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – November (DNOV)	November 1, 2019
First Trust Active Factor Large Cap ETF (AFLG)	November 24, 2019
First Trust Active Factor Mid Cap ETF (AFMC)	November 24, 2019
First Trust Active Factor Small Cap ETF (AFSM)	November 24, 2019
FT Cboe Vest U.S. Equity Buffer ETF – February (FFEB)	February 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – February (DFEB)	February 5, 2020
First Trust TCW Securitized Plus ETF (DEED)	April 6, 2020
FT Cboe Vest U.S. Equity Buffer ETF – May (FMAY)	May 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – May (DMAY)	May 1, 2020
First Trust Multi-Manager Large Growth ETF (MMLG)	May 15, 2020
FT Cboe Vest U.S. Equity Buffer ETF – June (FJUN)	June 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – June (DJUN)	June 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – July (FJUL)	July 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – July (DJUL)	July 1, 2020
FT Cboe Vest Fund of Buffer ETFs (BUFR)	August 10, 2020
FT Cboe Vest U.S. Equity Buffer ETF – September (FSEP)	September 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – September (DSEP)	September 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – October (FOCT)	October 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – October (DOCT)	October 5, 2020
FT Cboe Vest U.S. Equity Buffer ETF – December (FDEC)	December 8, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – December (DDEC)	December 8, 2020
FT Cboe Vest Nasdaq-100® Buffer ETF – December (QDEC)	December 9, 2020
FT Cboe Vest International Equity Buffer ETF – December (YDEC)	December 9, 2020
FT Cboe Vest U.S. Equity Buffer ETF – January (FJAN)	January 4, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – January (DJAN)	January 4, 2021
FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)	January 15, 2021
First Trust TCW Emerging Markets Debt ETF (EFIX)	February 12, 2021
FT Cboe Vest U.S. Equity Buffer ETF – March (FMAR)	March 8, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – March (DMAR)	March 8, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – December (QMAR)	March 8, 2021
FT Cboe Vest International Equity Buffer ETF – March (YMAR)	March 8, 2021
FT Cboe Vest U.S. Equity Buffer ETF – April (FAPR)	April 15, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – April (DAPR)	April 15, 2021
First Trust Innovation Leaders ETF (ILDR)	May 24, 2021

Exhibit A (Continued)

Series of the Trust

Series	Effective Date
First Trust Expanded Technology ETF (XPND)	June 8, 2021
FT Cboe Vest International Equity Buffer ETF – June (YJUN)	June 17, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – June (QJUN)	June 17, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)	June 28, 2021
FT Cboe Vest Nasdaq-100® Buffer ETF – September (QSEP)	September 16, 2021
FT Cboe Vest International Equity Buffer ETF – September (YSEP)	September 16, 2021
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)	September 16, 2021
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)	October 8, 2021
FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)	October 25, 2021
FT Cboe Vest Buffered Allocation Growth ETF (BUFG)	October 25, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)	December 10, 2021
FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)	June 14, 2022
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)	September 20, 2022
FT Cboe Vest U.S. Equity Moderate Buffer ETF – January (GJAN)	January 12, 2023
First Trust Multi-Strategy Alternative ETF (LALT)	January 27, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – February (GFEB)	February 10, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)	March 10, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – March (GMAR)	March 10, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – April (GAPR)	April 14, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – May (GMAY)	May 15, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)	May 15, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – June (GJUN)	June 9, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – July (GJUL)	June 9, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – August (GAUG)	June 9, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)	July 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)	July 12, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)	August 7, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – September (GSEP)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – October (GOCT)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – November (GNOV)	September 8, 2023
FT Cboe Vest U.S. Equity Moderate Buffer ETF – December (GDEC)	September 8, 2023
FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)	September 9, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)	October 12, 2023
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)	October 12, 2023

Exhibit A (Continued)

Series of the Trust

Series	Effective Date
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)	October 12, 2023
FT Cboe Vest Laddered Moderate Buffer ETF (BUFZ)	October 19, 2023
FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)	November 6, 2023
First Trust Active Global Quality Income ETF (AGQI)	November 17, 2023